UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250 Winston-Salem, North Carolina	27103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7029

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On November 10, 2023, the board of directors (the “Board”) of ProKidney Corp. (the “Company”) approved the termination, without cause, of Tim Bertram, Ph.D., Chief Executive Officer of the Company, effective November 15, 2023 (the “Effective Date”), following which Dr. Bertram is expected to continue to serve as a consultant of the Company and as a member of the Company’s Scientific Advisory Board. On the Effective Date, and pursuant to the terms of Dr. Bertram’s employment agreement, Dr. Bertram will resign from the Board of Directors (the “Board”) of the Company. The Company expects to enter into a separation agreement and release and consulting agreement with Dr. Bertram, the terms of which will be disclosed once available.

In addition, on November 10, 2023, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board approved the appointment of Bruce Culleton, MD, as Chief Executive Officer and as a Class III director of the Company, effective as of the Effective Date. Dr. Culleton will serve as a director until his term expires at the 2025 annual meeting of stockholders. The Company expects to enter into an employment agreement with Dr. Culleton in connection with his appointment as Chief Executive Officer, the terms of which will be disclosed once available.

Dr. Culleton, age 56, has served as the Company’s Executive Vice President, Clinical Development & Commercialization since July 2023. He has more than two decades of experience in industry and academia with a primary focus on kidney health. Prior to joining the Company, Dr. Culleton served as the Vice President and General Manager of CVS Kidney Care, LLC, a subsidiary of CVS Health Corporation (NYSE: CVS), a health solutions company, from June 2022 to July 2023. Previously, he served as Vice President and Chief Medical Officer at CVS Kidney Care from October 2017 to June 2022. Before joining CVS Health Corporation, he was Vice President, Global Clinical Development and World Wide Vice President, Medical Affairs, Medication and Procedural Solutions at Becton, Dickinson and Company (NYSE: BDX), a global medical technology company, from 2016 to 2017; and previously Vice President, Renal Therapeutic Area at Baxter International Inc. (NYSE: BAX), a healthcare company, from 2007 to 2016. Prior to beginning his industry career in 2007, Dr. Culleton was a Clinical Associate Professor, Department of Medicine at the University of Calgary. Dr. Culleton holds a Bachelor’s degree in Medical Science and a Doctor of Medicine degree from Memorial University of Newfoundland, and a Master’s degree in Business Administration from Northwestern University, Kellogg School of Management. He completed a specialization in Internal Medicine and Nephrology through the Royal College of Physicians and Surgeons of Canada, as well as a fellowship in Clinical Epidemiology at Boston University, Framingham Heart Study.

There are no arrangements or understandings between Dr. Culleton and any other person pursuant to which Dr. Culleton was appointed as Chief Executive Officer and as a director. There are no family relationships between Dr. Culleton and any director or executive officer of the Company, and there are no transactions between Dr. Culleton and the Company that would be reportable under Item 404(a) of Regulation S-K.

Dr. Culleton entered into an indemnification agreement in the form the Company has entered into with its other executive officers, which form is filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K, filed by the Company on July 15, 2022 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company has updated its investor presentation (the “Presentation”), which its senior management intends to use from time to time when interacting with investors and analysts, among others. The Presentation is available on the Company’s website at https://investors.prokidney.com/news-events/events-and-presentations. The Presentation is also attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 and Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 8.01	Other Events.

On November 13, 2023, the Company issued a press release announcing updated Phase 2 data and the leadership transition described in Item 5.02 above. The Company also announced that the Company will host an investor conference call, with slides presented, on Tuesday, November 14, 2023, at 8:00 a.m. Eastern Time. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

The disclosure in this report and the incorporated exhibits contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results and expected cash runway, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, the size and potential growth of current or future markets for the Company’s products, if approved, the advancement of the Company’s development programs into and through the clinic and the expected timing for reporting data, the making of regulatory filings, updating clinical trial protocols, or achieving other milestones related to the Company’s product candidates, and the advancement and funding of the Company’s developmental programs generally. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearances or approvals for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the fact that interim results from our clinical programs may not be indicative of future results; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Investor Presentation

99.2	Press Release dated November 13, 2023.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date: November 13, 2023	By:	/s/ Todd Girolamo
	Name:	Todd Girolamo
	Title:	Chief Legal Officer